UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06540

Name of Fund: BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund III, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 01/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period alongside a favorable technical backdrop and a flattening yield curve resulting from continued Fed monetary policy normalization and largely muted inflation expectations. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended January 31, 2018, municipal bond funds experienced net inflows of approximately $33 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained elevated from a historical perspective at $394 billion (though well below the robust $455 billion issued in the prior 12-month period). Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings will likely suppress supply going forward, providing a powerful technical.	S&P Municipal Bond Index Total Returns as of January 31, 2018 6 months: 0.01% 12 months: 3.41%

A Closer Look at Yields

From January 31, 2017 to January 31, 2018, yields on AAA-rated 30-year municipal bonds decreased by 17 basis points (“bps”) from 3.08% to 2.91%, while 10-year rates increased by 3 bps from 2.32% to 2.35% and 5-year rates increased by 20 bps from 1.63% to 1.83% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 64 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. Notably, January saw interest rates move rapidly higher alongside strong global growth and a more hawkish bias from global central banks. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2018 ($12.91)(a)	5.95%
Tax Equivalent Yield(b)	10.05%
Current Monthly Distribution per Common Share(c)	$0.0640
Current Annualized Distribution per Common Share(c)	$0.7680
Economic Leverage as of January 31, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on March 1, 2018, was decreased to $0.0540 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUE(a)(b)	(6.32)%	0.14%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(6.00)%	0.50%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	The Fund’s positions in Illinois and New Jersey bonds made meaningful contributions to performance. Illinois passed its budget and moved closer to achieving fiscal balance and stabilizing its credit rating. In New Jersey, the state government passed legislation that redirected roughly $1 billion annually in lottery proceeds to its pension funds, which helped steady its credit rating and contributed to outperformance for the state’s debt.

•	At the sector level, transportation was the largest contributor to performance.

•	The Fund’s investments in lower-rated issues, which outpaced the broader market, also aided returns.

•	Holdings in longer-term bonds added value, as this segment strongly outperformed. Conversely, positions in short- and intermediate maturity bonds detracted.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	On the negative side, the Fund’s higher-quality bias was a headwind to results at a time in which lower-quality issues outperformed.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$12.91	$14.17	(8.89)%	$14.31	$12.89
Net Asset Value	13.82	14.19	(2.61)	14.29	13.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	35%	41%
County/City/Special District/School District	24	22
Utilities	13	13
Health	11	11
Education	7	3
State	5	6
Housing	3	2
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	16%
2019	12
2020	2
2021	8
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18		07/31/17
AAA/Aaa	7%		7%
AA/Aa	54		55
A	27		29
BBB/Baa	8		7
N/R	4	(b)	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of January 31, 2018	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2018 ($14.02)(a)	5.01%
Tax Equivalent Yield(b)	10.92%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Economic Leverage as of January 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on March 1, 2018, was decreased to $0.0520 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MCA(a)(b)	(5.36)%	0.52%
Lipper California Municipal Debt Funds(c)	(5.62)%	0.03%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	California’s economy demonstrated impressive gains and outperformed the nation as a whole, with healthy gains in personal income, nonfarm employment and median housing values. These trends helped boost tax receipts and enabled the state to bring in revenues well above the level incorporated into the current budget. However, California underperformed the national indices due to questions about the long-term effects the federal tax reform bill could have on the supply-and-demand profile of the state’s municipal market.

•	Positions in longer-dated securities contributed to performance, as yields on longer-maturity bonds rose less than those of short-term issues. (Prices and yields move in opposite directions.) In addition, longer-term debt generated higher income relative to other segments of the yield curve. Conversely, positions in shorter-dated and intermediate-term maturities underperformed.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Positions in AA-rated securities, particularly those in the health care and school district sectors, made a further contribution. However, the Fund’s emphasis in higher-quality securities detracted from results as lower rated securities outperformed the broader market.

•	The use of leverage helped performance by augmenting portfolio income, but it also exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$14.02	$15.18	(7.64)%	$15.69	$13.93
Net Asset Value	15.43	15.73	(1.91)	15.90	15.43

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
County/City/Special District/School District	33%	36%
Transportation	18	15
Health	18	16
Utilities	17	17
Education	9	10
State	4	5
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	8%
2019	15
2020	6
2021	11
2022	3

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	11%	7%
AA/Aa	72	80
A	12	11
BBB/Baa	2	1
N/R	3	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2018 ($12.55)(a)	4.54%
Tax Equivalent Yield(b)	9.01%
Current Monthly Distribution per Common Share(c)	$0.0475
Current Annualized Distribution per Common Share(c)	$0.5700
Economic Leverage as of January 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.6%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYN(a)(b)	(3.06)%	0.41%
Lipper New York Municipal Debt Funds(c)	(4.98)%	(0.20)%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below the national level. However, the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted federal tax reform policies, which may reduce New York’s ability to raise taxes in the future.

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance at a time in which bond prices fell. However, the use of leverage also exacerbated the effect of market weakness.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Exposure to lower-rated issues (those rated A and below) helped results as this market segment outperformed higher-rated bonds.

•	From a sector perspective, the Fund’s allocations to the education and transportation sectors were beneficial.

•	The Fund’s positions in shorter-term bonds proved detrimental as rates increased the most in the two- to five-year portion of the yield curve. This allocation is largely comprised of advance-refunded bonds purchased in a higher-yield environment. Conversely, the Fund’s exposure to the long end of the yield curve was beneficial as rates increased less in this area.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$12.55	$13.26	(5.35)%	$13.42	$12.45
Net Asset Value	13.97	14.25	(1.96)	14.40	13.97

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	24%	25%
Education	17	18
State	17	13
County/City/Special District/School District	17	18
Utilities	15	14
Health	5	6
Housing	2	3
Corporate	2	1
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	8%
2019	4
2020	6
2021	17
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	19%	20%
AA/Aa	51	55
A	19	19
BBB/Baa	5	5
N/R(b)	6	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2018	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2018 ($12.77)(a)	5.50%
Tax Equivalent Yield(b)	9.29%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Economic Leverage as of January 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYI(a)(b)	(10.41)%	0.64%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(6.00)%	0.50%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance at a time in which bond prices fell. However, the use of leverage also exacerbated the effect of market weakness.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Exposure to lower-rated issues (those rated A and below) helped results as this market segment outperformed higher-rated bonds. The Fund’s allocation to the transportation sector was also beneficial.

•	The Fund’s positions in shorter-term bonds proved detrimental as rates increased the most in the two- to five-year portion of the yield curve. This allocation is largely comprised of advance-refunded bonds purchased in a higher-yield environment. Conversely, the Fund’s exposure to the long end of the yield curve was beneficial as rates increased less in this area.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$12.77	$14.66	(12.89)%	$14.86	$12.76
Net Asset Value	14.17	14.48	(2.14)	14.66	14.17

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	26%	27%
State	17	18
Health	16	13
Utilities	14	14
County/City/Special District/School District	12	15
Education	10	9
Corporate	3	2
Tobacco	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	16%
2019	12
2020	2
2021	8
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	7%	11%
AA/Aa	52	54
A	20	21
BBB/Baa	14	12
N/R(b)	7	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$5,225	$5,537,768
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,044,641

		6,582,409
California — 22.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18(a)	5,050	5,182,714
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/42	2,865	3,147,747
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	465	466,800
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,800	2,080,224
2nd, 5.25%, 05/01/33	1,410	1,595,077
5.00%, 05/01/44	1,860	2,064,805
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,463,293
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(a)	2,800	3,020,808
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,245,830
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 07/01/18(a)	3,500	3,561,180
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 08/01/18(a)	3,175	3,241,040
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 08/01/21(a)	1,875	2,121,375
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	2,445	2,904,415
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	2,000	2,181,600
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 08/01/33	1,675	1,706,004
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	2,670	3,025,724
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	5,905	6,927,687
5.25%, 05/15/38	1,675	1,913,285
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	5,871,300
5.50%, 11/01/31	3,130	3,666,232
5.50%, 11/01/33	3,000	3,498,120
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	1,260	1,447,198
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	940	1,108,147

		70,440,605
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,724,400
5.50%, 11/15/30	565	645,614
5.50%, 11/15/31	675	769,379

Security	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	$3,300	$3,485,328

		6,624,721
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I -1, 5.00%, 07/01/42	1,015	1,143,123

Florida — 20.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	464,616
County of Broward Florida Airport System Revenue, ARB, Series A, AMT:
5.13%, 10/01/38	5,665	6,353,354
5.00%, 10/01/45	1,440	1,599,365
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,425,831
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,743,550
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	220	223,634
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	2,000,451
Series A, 5.50%, 10/01/42	3,000	3,387,870
Series B, AMT, 6.25%, 10/01/38	800	945,896
Series B, AMT, 6.00%, 10/01/42	1,060	1,238,292
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,612,239
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
Miami International Airport (AGM), 5.25%, 10/01/18(a)	4,510	4,619,999
Miami International Airport (AGM), 5.25%, 10/01/41	100	102,197
Miami International Airport, Series A (AGM), 5.50%, 10/01/18(a)	4,180	4,288,805
Series A, 5.00%, 10/01/31	5,155	5,664,005
Series A, 5.00%, 10/01/32	5,000	5,489,100
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	7,600	8,047,260
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,805	2,067,718
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	6,965	7,844,819

		64,119,001
Hawaii — 1.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 08/01/25	740	839,034
5.25%, 08/01/26	1,205	1,359,035
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 07/01/45	2,805	3,120,170

		5,318,239
Illinois — 15.2%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/41	1,140	1,251,025
5.50%, 01/01/28	1,000	1,130,480
5.50%, 01/01/29	1,500	1,692,030
5.38%, 01/01/33	2,000	2,227,060
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	1,680	1,875,653
3rd Lien, Series A, 5.75%, 01/01/39	320	352,554
3rd Lien, Series C, 6.50%, 01/01/21(a)	9,085	10,336,186
Senior Lien, Series D, AMT, 5.00%, 01/01/42	735	821,759

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	$3,400	$3,529,778
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,203,130
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,632,555
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,169,801
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,361,999
5.50%, 12/01/38	1,205	1,284,554
5.25%, 12/01/43	2,960	3,086,422
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	975	1,072,373
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	2,350	2,637,099
6.00%, 06/01/21	670	762,654
State of Illinois, GO:
5.25%, 02/01/31	1,495	1,575,835
5.25%, 02/01/32	2,320	2,442,937
5.50%, 07/01/33	1,000	1,059,850
5.50%, 07/01/38	700	740,159

		47,245,893
Indiana — 0.9%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	465	482,331
5.50%, 01/01/38	1,905	1,971,408
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	460	495,158

		2,948,897
Louisiana — 2.0%
City of New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 01/01/48	1,275	1,417,226
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	2,225	2,535,966
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	2,020	2,112,435

		6,065,627
Maryland — 0.9%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,751,178

Massachusetts — 1.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	420	470,261
5.25%, 01/01/42	940	1,074,289
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	1,025	1,165,712
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	830	853,049

		3,563,311
Michigan — 2.3%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	3,420	3,789,292
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	3,115	3,238,260

		7,027,552

Security	Par (000)	Value
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	$305	$317,112
6.50%, 11/15/38	1,670	1,732,675
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	985	1,026,301

		3,076,088
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,740,488
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,172,370

		3,912,858
Montana — 0.3%
Montana State Board of Housing, RB, S/F, Series B-2:
3.38%, 12/01/37	420	410,760
3.50%, 12/01/42	185	182,873
3.60%, 12/01/47	280	275,954

		869,587
Nevada — 4.3%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	550	607,684
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	3,210	3,411,749
County of Clark Nevada, GO, Limited Tax, 5.00%, 06/01/18(a)	5,000	5,061,200
County of Clark School District, GO, Refunding, Building, Series A, 5.00%, 06/15/25	3,650	4,228,634

		13,309,267
New Jersey — 4.3%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	1,940	2,151,324
(AGM), 5.00%, 01/01/31	1,355	1,518,752
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	3,400	3,569,422
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	2,930	3,026,954
Series AA, 5.50%, 06/15/39	3,040	3,261,251

		13,527,703
New York — 8.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 06/15/40	6,930	7,261,462
Water & Sewer System, 5.38%, 06/15/43	2,220	2,440,934
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	580	649,037
5.75%, 02/15/47	360	395,327
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(a)	8,500	9,618,430
Series A-1, 5.25%, 11/15/39	1,550	1,782,748
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,200,580
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	997,272

		25,345,790
Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,500	2,847,525

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	$1,640	$1,799,310

Pennsylvania — 3.5%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,540,428
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	3,890	3,815,312
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 06/01/47	500	565,715
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/37	2,500	2,803,875
5.25%, 06/01/43	1,100	1,226,203

		10,951,533
South Carolina — 5.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,370,812
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	2,940	3,387,144
5.50%, 07/01/41	2,500	2,814,100
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,870	2,078,150
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,000	1,099,310
Series E, 5.25%, 12/01/55	3,500	3,908,555

		17,658,071
Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,374,880

Texas — 14.8%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	2,345	2,655,619
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(a)	6,345	6,705,523
6.00%, 11/15/35	355	375,359
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 01/01/19(a)	620	648,427
6.50%, 07/01/37	2,380	2,475,152
Dallas Texas Area Rapid Transit, Refunding RB, Senior Lien(a):
5.25%, 12/01/18	2,605	2,688,360
5.25%, 12/01/18	1,950	2,012,400
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,722,817
Series H, 5.00%, 11/01/37	1,810	1,969,479
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,492,839
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	5,480	6,165,767
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series K-2 (AGC), 6.00%, 01/01/19(a)	1,000	1,041,330
1st Tier-Series A, 5.00%, 01/01/43	1,515	1,732,600
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,070	1,212,192
State of Texas, GO, Refunding, Transportation Commission-Mobility Fund, Series B, 5.00%, 10/01/36	10,260	12,083,100

		45,980,964

Security	Par (000)	Value
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	$2,535	$2,902,550

Virginia — 2.5%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	945	1,040,700
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	2,195	2,286,883
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	4,000	4,423,360

		7,750,943
Washington — 2.7%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	2,400	2,648,688
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/37	2,485	2,836,205
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	660	748,757
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	1,865	2,061,123

		8,294,773
Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	570	643,348

Total Municipal Bonds — 124.1% (Cost — $360,788,035)		386,075,746

Municipal Bonds Transferred to Tender Option Bond Trusts(b)

California — 2.8%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/47	7,499	8,608,837

Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 04/29/18(a)	9,410	9,492,855

Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,061	3,444,466

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(c)	1,699	1,749,548

Florida — 4.1%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 07/01/18(a)	12,500	12,742,562

Illinois — 4.2%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,075,773
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	1,980	2,218,715
Series B, 5.00%, 01/01/40	6,148	6,899,904

		13,194,392
Maryland — 0.9%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 07/01/46	2,499	2,848,220

Nevada — 6.1%
County of Clark Nevada Water Reclamation District, GO(a):
Limited Tax, 6.00%, 07/01/18	10,000	10,194,050
Series B, 5.50%, 07/01/19	8,247	8,703,841

		18,897,891

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey — 1.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	$3,639	$3,719,447
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(c)	1,500	1,584,518

		5,303,965
New York — 7.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,605,659
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,300	2,378,952
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,351,760
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(c)	4,400	4,956,598

		22,292,969
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,202,417

Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,746,050

Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	2,504	2,615,460

Security	Shares/Par (000)	Value
Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(c)	$3,720	$4,278,707

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.1% (Cost — $108,893,239)		112,418,339

Total Long-Term Investments — 160.2% (Cost — $469,681,274)		498,494,085

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(d)(e)	433,400	433,444

Total Short-Term Securities — 0.2% (Cost — $ 433,444)		433,444

Total Investments — 160.4% (Cost — $470,114,718)		498,927,529
Other Assets Less Liabilities — 1.9%		6,180,091
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2)%		(62,967,195)
VMTP Shares, at Liquidation Value — (42.1)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$311,140,425

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(c)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to October 1, 2024, is $6,783,458. See Note 4 of the Notes to Financial Statements for details.
(d)	Annualized 7-day yield as of period end.

(e)	During the six months ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	327,393	106,007	433,400	$433,444	$10,773	$1,859	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	44	03/20/18	$5,349	$124,751
Long U.S. Treasury Bond	68	03/20/18	10,051	314,312
5-Year U.S. Treasury Note	52	03/29/18	5,965	76,732

				$515,795

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$515,795	$—	$515,795

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$296,251	$—	$296,251

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$536,803	$—	$536,803

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,048,234

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$498,494,085	$—	$498,494,085
Short-Term Securities	433,444	—	—	433,444

	$433,444	$498,494,085	$—	$498,927,529

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$515,795	$—	$—	$515,795

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(62,821,330)	$—	$(62,821,330)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(193,821,330)	$—	$(193,821,330)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

California — 89.0%
Corporate — 1.3%
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	$4,000	$4,339,240
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,576,425

		6,915,665
County/City/Special District/School District — 30.7%
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(a):
0.00%, 08/01/32	250	151,783
0.00%, 08/01/33	500	288,925
0.00%, 08/01/34	505	278,311
0.00%, 08/01/35	545	286,365
0.00%, 08/01/36	500	250,470
0.00%, 08/01/37	650	310,186
0.00%, 08/01/38	630	286,499
0.00%, 08/01/39	750	325,230
0.00%, 08/01/40	1,850	765,696
0.00%, 08/01/41	305	120,463
0.00%, 02/01/42	350	134,631
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 03/01/32	1,050	1,183,203
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(b)	2,000	2,092,020
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19(b)	2,500	2,591,600
County of Orange California Water District, COP, Refunding, 5.25%, 08/15/19(b)	9,045	9,578,022
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,755	3,117,916
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,166,365
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 08/01/46	3,700	4,380,208
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/37	2,725	3,130,289
Gavilan Joint Community College District, GO, Election of 2004, Series D(b):
5.50%, 08/01/21	2,165	2,449,481
5.75%, 08/01/21	8,400	9,574,908
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(b)	2,500	2,876,675
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 08/01/21(b)	1,880	2,130,472
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,725,298
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 04/01/19(b)	2,075	2,173,583
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 08/01/34	4,500	5,116,590
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 08/01/21(b)	8,140	9,155,465
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 08/01/19(b)	7,490	7,886,970
Perris Union High School District, GO, Election of 2012, Series B (BAM), 5.25%, 09/01/39	2,715	3,146,332
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM)(b):
5.50%, 08/01/18	2,000	2,041,600
5.63%, 08/01/18	4,500	4,596,390

Security	Par (000)	Value
County/City/Special District/School District (continued)
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 07/01/18(b)	$5,000	$5,080,150
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,455	2,567,120
RNR School Financing Authority, Special Tax Bonds, Community Facilities Distric No. 92-1, Series A (BAM):
5.00%, 09/01/37	1,500	1,710,825
5.00%, 09/01/41	3,000	3,390,300
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,570	2,579,021
5.75%, 05/01/42	4,500	5,015,790
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A:
5.00%, 06/01/32	3,375	3,878,921
5.00%, 06/01/39	5,800	6,590,598
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 08/01/20(b)	6,475	7,023,432
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,000	3,387,930
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(b)	5,600	5,977,608
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 08/01/21(b)	7,680	8,754,202
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,921,026
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/41	6,140	6,813,005
Election of 2010, Series B, 5.50%, 08/01/39	3,000	3,508,260
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,923,550

		163,433,684
Education — 3.2%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(b)	2,750	3,197,012
California Municipal Finance Authority, Refunding RB, University of La Verne, Series A, 5.00%, 06/01/36	1,150	1,317,785
California School Finance Authority, RB, Alliance for College-Ready Public Schools Projects, Series A, 5.00%, 07/01/36(c)	755	832,365
California School Finance Authority, Refunding RB, Aspire Public Schools — Obligated Group, 5.00%, 08/01/46(c)	1,250	1,344,525
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 05/15/33	2,625	2,991,004
CHF-Irvine LLC, 5.00%, 05/15/35	500	566,975
CHF-Irvine LLC, 5.00%, 05/15/40	2,250	2,533,905
University of California, RB, 5.25%, 05/15/36	3,680	4,288,451

		17,072,022
Health — 11.6%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	11,052,800
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,450,951
Sutter Health, Series B, 6.00%, 08/15/42	7,715	8,476,393
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 07/01/19(b)	5,500	5,848,865
Dignity Health, 6.00%, 07/01/19(b)	2,370	2,520,329
Providence St.Joseph Health, 4.00%, 10/01/47	4,855	5,001,912
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	4,000	4,440,120
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 08/15/42	5,130	5,636,280

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	$2,595	$2,656,969
Front Porch Communities and Services, 4.00%, 04/01/47	2,535	2,585,624
Front Porch Communities and Services, 5.00%, 04/01/47	3,305	3,698,890
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,860	3,165,877
City of Upland California, COP, Refunding San Antonio Regional Hospital, 4.00%, 01/01/42	2,295	2,332,569

		61,867,579
State — 6.6%
State of California, GO, Various Purposes:
6.00%, 03/01/33	5,500	6,001,490
6.00%, 04/01/38	13,880	14,551,375
6.00%, 11/01/39	3,510	3,762,966
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(b)	3,670	3,888,769
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,002,553
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/19(b)	3,365	3,639,012

		34,846,165
Transportation — 23.1%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,700,400
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 05/01/39	9,650	10,179,399
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	375	376,451
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 01/01/27	985	988,743
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 05/01/18(b)	3,500	3,537,065
2nd Series A, 5.25%, 05/01/33	1,900	2,149,394
Series A, 5.00%, 05/01/40	3,785	4,226,861
Series A, 5.00%, 05/01/42	7,715	8,759,148
Series A, 5.00%, 05/01/44	2,660	2,952,893
City & County of San Francisco California Airports Commission, Refunding RB, AMT:
2nd Series 32 (AGM), 5.75%, 05/01/18(b)	2,285	2,309,198
2nd Series 34 (AGM), 5.75%, 05/01/18(b)	1,875	1,894,856
2nd Series 34E (AGM), 5.75%, 05/01/18(b)	840	848,786
San Francisco International Airport, Series B, 5.00%, 05/01/46	1,400	1,571,626
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airoport, Sub-Series B, 5.00%, 05/15/40	2,500	2,662,075
Series D, AMT, 5.00%, 05/15/35	2,000	2,254,380
Series D, AMT, 5.00%, 05/15/36	1,500	1,687,650
Sub-Series A, AMT, 5.00%, 05/15/47	2,990	3,401,245
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 05/15/29	4,760	4,988,290
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,492,554
Series A, 5.00%, 03/01/47	6,770	7,655,177
Series A-1, 6.25%, 03/01/34	1,400	1,582,700

Security	Par (000)	Value
Transportation (continued)
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 07/01/41	$2,500	$2,859,300
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 07/01/33	7,000	7,108,080
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 07/01/18(b)	5,555	5,657,768
County of Sacramento California Airport System Revenue, Refunding ARB, Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,750	1,987,615
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,213,205
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 07/01/40	6,350	6,784,213
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/42	7,010	7,985,652
County of San Diego Regional Airport Authority, RB, Subordinate, Series B, AMT, 5.00%, 07/01/47	3,750	4,252,425
Los Angeles Harbor Department, RB, Series B, 5.25%, 08/01/19(b)	2,760	2,916,464
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(b)	5,530	5,843,496
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	200	222,830
San Diego Association of Governments South Bay Expressway Revenue, RB, Senior Lien, Series A:
5.00%, 07/01/37	885	1,030,786
5.00%, 07/01/38	1,150	1,336,358

		122,417,083
Utilities — 12.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(b)	5,000	5,588,150
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,837,600
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(b)	1,325	1,428,257
5.00%, 06/01/28	675	726,152
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	10,000	11,108,200
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.25%, 11/01/19(b)	6,280	6,696,866
5.00%, 11/01/36	3,335	3,827,246
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 05/01/18(b)	4,895	4,940,915
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	4,000	4,514,320
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Sub-Series A, 5.00%, 06/01/20(b)	5,000	5,401,600
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	5,000	5,737,650
Imperial Irrigation District, Series A, Electric System Revenue(b):
5.13%, 11/01/18	4,085	4,198,563
5.13%, 11/01/18	915	940,785
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 05/15/19(b)	2,000	2,099,860

		66,046,164

Total Municipal Bonds — 89.0% (Cost — $446,360,361)		472,598,362

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 76.8%
County/City/Special District/School District — 23.4%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	$5,000	$5,624,725
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,611,469
County of San Luis California Obispo Community College District, GO, Refunding Election of 2014, Series A, 4.00%, 08/01/40	6,585	6,895,914
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	20,375,360
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	5,000	5,266,675
Los Angeles Community College District California, GO(b):
Election of 2003, Series F-1, 5.00%, 08/01/18	12,000	12,202,920
Refunding Election of 2008, Series A, 6.00%, 08/01/19	9,596	10,246,570
Los Angeles Unified School District California, GO, Series I, 5.00%, 01/01/34	5,000	5,229,700
Palomar Community College Distric, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,211,909
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	11,534,298
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	17,954,975

		124,154,515
Education — 13.8%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	13,002	14,935,759
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(b)	11,000	11,916,905
University of California, RB:
Series AM, 5.25%, 05/15/44	9,210	10,689,955
Series O, 5.75%, 05/15/19(b)	11,192	11,810,735
University of California, Refunding RB, Series I, 5.00%, 05/15/40	21,105	24,003,505

		73,356,859
Health — 16.4%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	13,280	13,839,686
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	6,841,440
Sutter Health, Series A, 5.00%, 08/15/52	10,000	11,135,450
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,086,451
Sutter Health, Series A, 5.00%, 08/15/43	24,940	28,322,986
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,860	21,898,629

		87,124,642
Transportation — 8.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge(e):
4.00%, 04/01/42	11,250	11,822,513
4.00%, 04/01/49	6,555	6,839,684
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	13,312	14,880,314
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,113,871

Security	Shares/Par (000)	Value
Transportation (continued)
Senior Revenue, Series A, 5.00%, 05/15/40	$5,500	$6,157,250

		43,813,632
Utilities — 14.9%
Anaheim Public Financing Authority, Refunding RB, Anaheim Convention Center Expansion Project, Series A:
5.00%, 05/01/39	6,000	6,826,560
5.00%, 05/01/46	13,500	15,276,735
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	4,380	4,648,823
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	6,290	7,109,461
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	17,611,404
County of San Diego California Water Authority Financing Corp., COP, Refunding Series A (AGM)(b):
5.00%, 05/01/18	1,412	1,424,896
5.00%, 05/01/18	7,098	7,163,991
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,643,469
Rancho Water District Financing Authority, Refunding RB, Series A (AGM)(b):
5.00%, 08/01/18	3,729	3,797,667
5.00%, 08/01/18	5,548	5,650,441

		79,153,447

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 76.8% (Cost — $396,070,533)		407,603,095

Total Long-Term Investments — 165.8% (Cost — $842,430,894)		880,201,457

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(f)(g)	2,448,927	2,449,172

Total Short-Term Securities — 0.4% (Cost — $2,449,155)		2,449,172

Total Investments — 166.2% (Cost — $844,880,049)		882,650,629
Other Assets Less Liabilities — 1.9%		10,715,530
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.8)%		(196,207,099)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (31.3)%		(166,233,927)

Net Assets Applicable to Common Shares — 100.0%		$530,925,133

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025, is $13,170,992. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(g)	During the six months ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	545,574	1,903,353	2,448,927	$2,449,172	$12,218	$(1,488)	$(37)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	127	03/20/18	$15,440	$353,672
Long U.S. Treasury Bond	236	03/20/18	34,884	1,111,066
5-Year U.S. Treasury Note	70	03/29/18	8,030	114,239

				$1,578,977

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,578,977	$—	$1,578,977

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$420,826	$—	$420,826

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,655,310	$—	$1,655,310

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$53,646,469

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$880,201,457	$—	$880,201,457
Short-Term Securities	2,449,172	—	—	2,449,172

	$2,449,172	$880,201,457	$—	$882,650,629

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,578,977	$—	$—	$1,578,977

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(195,462,579)	$—	$(195,462,579)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(361,962,579)	$—	$(361,962,579)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York — 123.5%
Corporate — 2.6%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$930	$1,004,335
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	2,500	2,964,925
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,415	10,456,479

		14,425,739
County/City/Special District/School District — 19.1%
City of New York New York, GO, Refunding, Series E, 5.50%, 08/01/25	5,435	6,361,939
City of New York New York, GO:
Series A-1, 5.00%, 08/01/35	1,950	2,141,802
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,384,256
Sub-Series D-1, 5.00%, 10/01/33	8,350	9,208,714
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	1,300	1,484,613
Refunding, Fiscal 2012, Series I, 5.00%, 08/01/32	490	546,884
Refunding, Fiscal 2014, Series E, 5.00%, 08/01/32	2,040	2,321,765
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B(a):
0.00%, 11/15/46	4,000	1,264,800
(AGM), 0.00%, 11/15/56	7,825	1,602,795
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	6,000	6,787,440
5.00%, 11/15/45	13,995	15,759,490
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	5,000	2,237,950
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(a)	4,330	1,595,735
(AMBAC), 5.00%, 01/01/39	1,750	1,768,497
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,000	1,042,100
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,400	6,468,928
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,250	2,269,552
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,650	9,708,865
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 05/01/31	2,305	2,547,740
5.25%, 05/01/32	1,000	1,100,990
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 05/01/28	750	885,338
Series A, 5.00%, 05/01/29	4,060	4,773,829
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	335	396,550
5.00%, 09/01/36	300	354,288
5.00%, 09/01/37	335	394,697
5.00%, 09/01/38	515	605,831
5.00%, 09/01/39	410	481,939
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	1,770	2,040,102
Series B, 5.00%, 10/01/30	95	110,184
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	2,150	2,460,653
5.00%, 02/15/37	610	703,318

Security	Par (000)	Value
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	$2,570	$2,841,777
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,186,300
4 World Trade Center Project, 5.75%, 11/15/51	3,000	3,387,060
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,090	1,153,165
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,725	4,071,984

		105,451,870
Education — 23.1%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	277,080
5.00%, 12/01/32	100	110,638
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	2,000	2,157,120
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	525	590,263
Manhattan College Project, 5.00%, 08/01/35	545	622,401
Manhattan College Project, 4.00%, 08/01/42	975	1,006,931
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	111,639
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 07/01/37	2,265	2,600,039
American Museum of Natural History, Series A, 5.00%, 07/01/41	825	946,506
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,716,033
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,264,122
Museum of Modern Art, Series 1A, 5.00%, 10/01/18(b)	1,000	1,024,290
Wildlife Conservation Society, Series A, 5.00%, 08/01/42	750	838,800
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,740	6,145,416
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,143,366
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	1,180	1,361,814
4.00%, 07/01/46	2,235	2,322,098
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	815	918,570
5.00%, 07/01/43	2,940	3,301,179
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 07/01/21(b)	3,885	4,245,606
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	350	347,690
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	1,440	1,673,438
University of Rochester Project, Series A, 4.00%, 07/01/39	500	522,840
University of Rochester Project, Series C, 4.00%, 07/01/43	1,000	1,047,140

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
University of Rochester Project, Series D, 4.00%, 07/01/43	$545	$570,691
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,324,244
5.00%, 12/01/36	1,150	1,268,082
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	551,640
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	860	946,163
5.50%, 01/01/21	500	553,635
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	675	725,787
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	1,250	1,650,262
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,309,392
Fordham University, Series A, 5.00%, 07/01/21(b)	325	360,536
Fordham University, Series A, 5.50%, 07/01/21(b)	1,550	1,745,083
General Purpose, Series A, 5.00%, 02/15/36	5,500	6,174,465
New School (AGM), 5.50%, 07/01/20(b)	4,050	4,417,456
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	665	698,396
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	4,580	6,019,219
New York University, Series B, 5.00%, 07/01/19(b)	1,000	1,049,200
New York University, Series B, 5.00%, 07/01/37	600	674,322
New York University, Series B, 5.00%, 07/01/42	3,240	3,626,791
New York University, Series C, 5.00%, 07/01/18(b)	2,000	2,030,420
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	800	857,056
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	2,035	2,177,145
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,644,630
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,121,300
Barnard College, Series A, 5.00%, 07/01/34	1,150	1,319,131
Barnard College, Series A, 4.00%, 07/01/37	240	249,360
Barnard College, Series A, 5.00%, 07/01/43	2,500	2,814,175
Cornell University, Series A, 5.00%, 07/01/40	700	752,157
Fordham University, 5.00%, 07/01/44	2,130	2,388,710
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,541,791
New York University, Series A, 5.00%, 07/01/31	3,955	4,466,302
New York University, Series A, 5.00%, 07/01/37	4,775	5,366,479
Pratt Institute, 5.00%, 07/01/46	910	1,022,822
Rochester Institute of Technology, 5.00%, 07/01/42	750	824,588
St. John’s University, Series A, 5.00%, 07/01/37	2,240	2,502,618
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	4,195	4,835,325
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	8,735	10,058,702
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,638,836
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	2,315	2,663,523
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	500	575,700

Security	Par (000)	Value
Education (continued)
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	$1,140	$1,310,943
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,645	1,868,243

		127,990,339
Health — 8.5%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,200	2,321,990
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 04/01/34	490	532,527
5.50%, 04/01/30	250	271,698
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	685	705,221
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	807,104
5.00%, 12/01/46	1,280	1,414,669
Series A, 5.00%, 12/01/32	830	903,530
Series A, 5.00%, 12/01/37	350	378,382
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,650	6,254,324
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	625	688,225
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,920,491
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 03/15/19(b)	2,000	2,080,340
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	3,450	3,783,339
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,100	1,212,761
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	2,075	2,178,708
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,045,140
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	300	313,542
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 4.00%, 07/01/37	350	372,890
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	845	971,251
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	4,000	4,411,200
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	9,220	10,240,285
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,525	4,001,474

		46,809,091
Housing — 3.7%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	6,865	7,642,255
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	1,675	1,836,822
Series A-1-A, AMT, 5.00%, 11/01/30	750	752,002

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Housing (continued)
Series A-1-A, AMT, 5.45%, 11/01/46	$1,335	$1,345,026
Series H-2-A, AMT, 5.20%, 11/01/35	840	843,629
Series H-2-A, AMT, 5.35%, 05/01/41	600	604,662
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	1,230	1,278,081
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,445	2,451,895
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 02/01/20	210	210,454
6.25%, 02/01/31	1,125	1,126,215
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,077,562
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,501,020

		20,669,623
State — 16.8%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 01/15/38	1,700	1,703,961
Fiscal 2009, Series S-1 (AGC), 5.50%, 07/15/38	6,000	6,114,420
Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/33	5,500	5,710,485
Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/39	1,500	1,555,815
Fiscal 2015, Series S-1, 5.00%, 07/15/37	2,000	2,289,800
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	2,205	2,585,407
Series S-2, 5.00%, 07/15/35	1,455	1,706,017
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,137,040
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,932,904
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	4,000	4,657,320
Series A-2, 5.00%, 08/01/39	2,555	2,958,562
Sub Series A-3, 5.00%, 08/01/41	5,495	6,353,154
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,873,875
Sub-Series F-1, 5.00%, 05/01/38	4,120	4,759,342
Sub-Series F-1, 5.00%, 05/01/39	5,130	5,921,610
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,470	1,721,737
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	1,500	1,593,240
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,971,029
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	3,835	4,212,709
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 02/15/42	3,000	3,431,850
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,109,260
General Purpose, Series B, 5.00%, 03/15/42	7,500	8,300,700
Master BOCES Program Lease (AGC), 5.00%, 08/15/19(b)	1,750	1,843,205
Sales Tax, Series A, 5.00%, 03/15/37	565	657,490
Sales Tax, Series A, 5.00%, 03/15/43	2,290	2,649,003
Series B, 5.00%, 03/15/37	2,000	2,308,860
State Personal Income Tax, Series A, 5.00%, 02/15/43	1,000	1,113,590
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 02/15/38	4,630	5,326,491

Security	Par (000)	Value
State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	$2,000	$2,257,280

		92,756,156
Tobacco — 2.4%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	425	461,737
Series A-2B, 5.00%, 06/01/51	800	834,264
Series B, 5.00%, 06/01/45	1,820	1,931,875
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	2,190	2,208,922
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,650	1,859,154
5.25%, 05/15/40	2,250	2,521,530
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	3,420	3,331,490

		13,148,972
Transportation — 31.0%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System:
5.00%, 01/01/42	1,115	1,268,625
5.00%, 01/01/47	430	487,461
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,045,090
Series A, 5.00%, 11/15/21(b)	1,000	1,122,440
Series A, 5.00%, 05/15/23(b)	1,000	1,159,550
Series A-1, 5.25%, 11/15/23(b)	2,565	3,036,729
Series A-1, 5.25%, 11/15/23(b)	2,840	3,362,304
Series C, 6.50%, 11/15/28	615	640,067
Series D, 5.25%, 11/15/21(b)	2,685	3,038,292
Series D, 5.25%, 11/15/21(b)	765	865,659
Series E, 5.00%, 11/15/38	7,785	8,782,414
Series E, 5.00%, 11/15/43	4,000	4,503,320
Series H, 5.00%, 11/15/22(b)	930	1,067,705
Series H, 5.00%, 11/15/31	760	852,104
Sub-Series A-1, 5.00%, 11/15/45	2,050	2,295,098
Sub-Series B, 5.00%, 11/15/23(b)	3,250	3,803,378
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, CAB, Series C-2, 0.00%, 11/15/39(a)	7,060	3,089,244
Green Bonds, Climate Bond Certified, Series B-1, 5.00%, 11/15/34	2,120	2,498,844
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,197,580
Green Bonds, Series A-1, 5.25%, 11/15/56	2,610	2,976,209
Series D, 5.25%, 11/15/20(b)	1,000	1,099,910
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	5,655	6,324,665
5.00%, 11/15/51	480	523,075
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,896,550
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	6,615	7,204,198
5.25%, 01/01/50	8,385	9,211,090
(AGM), 4.00%, 07/01/41	1,575	1,620,770
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	820	841,107

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	$2,500	$2,692,975
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,088,590
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,555,455
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,597,947
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,277,917
179th Series, 5.00%, 12/01/38	1,390	1,580,639
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	749,553
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	833,903
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,115,430
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	1,500	1,704,045
Consolidated, 200th Series, 5.00%, 04/15/57	1,000	1,130,540
Series G, JFK International Air Terminal (AGM), 5.75%, 12/01/25	3,500	3,687,810
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	2,940	3,373,856
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM), 5.00%, 1/01/37	10,000	10,026,600
Series I, 5.00%, 01/01/37	4,750	5,253,595
Series I, 5.00%, 01/01/42	3,250	3,566,355
Series J, 5.00%, 01/01/41	6,275	6,943,099
Series K, 5.00%, 01/01/29	2,225	2,588,409
Series K, 5.00%, 01/01/31	1,500	1,729,515
Series K, 5.00%, 01/01/32	3,500	4,028,360
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,165,207
5.00%, 11/15/45	1,500	1,721,445
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	9,590	5,842,324
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	4,820	5,605,419
General, Series A, 5.00%, 11/15/38	1,000	1,126,500
General, Series A, 5.25%, 11/15/45	1,460	1,701,542
General, Series A, 5.00%, 11/15/50	4,500	5,100,660
General, Series C, 5.00%, 11/15/18(b)	1,235	1,270,408
General, Series C, 5.00%, 11/15/38	765	785,953
Sub-Series A, 5.00%, 11/15/29	875	998,008

		171,655,537
Utilities — 16.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,878,095
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,612,635
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,075,090
Fiscal 2011, Series GG, 5.00%, 06/15/43	1,000	1,095,550
Fiscal 2015, Series HH, 5.00%, 06/15/39	3,000	3,432,330
Series DD, 5.00%, 06/15/32	3,750	3,798,938
City of New York New York Water & Sewer System, RB:
2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	3,785	4,348,322
Sub-Series BB-1, 5.00%, 06/15/46	2,750	3,169,540
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,322,152
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	1,410	1,611,701
Series A (AGM), 5.00%, 05/01/21(b)	3,775	4,169,374
Long Island Power Authority, Refunding RB:
Electric System, Series A, 5.00%, 09/01/34	1,000	1,126,880

Security	Par (000)	Value
Utilities (continued)
Electric System, Series B, 5.00%, 09/01/41	$590	$671,491
Electric System, Series B, 5.00%, 09/01/46	2,750	3,118,775
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,015	1,065,293
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	1,500	1,585,170
State of New York Environmental Facilities Corp., RB, Green Bonds, Series B:
5.00%, 03/15/45	5,145	5,892,311
Revolving Funds, 5.00%, 09/15/40	1,195	1,379,436
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/33	1,040	1,052,750
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	2,100	2,310,735
Series A, 5.00%, 06/15/40	4,275	4,987,001
Series A, 5.00%, 06/15/45	18,920	21,755,162
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,457,362
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	9,960	11,440,156

		90,356,249

Total Municipal Bonds in New York		683,263,576

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,380	1,501,854

Total Municipal Bonds — 123.8% (Cost — $648,882,256)		684,765,430

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 38.6%
County/City/Special District/School District — 11.1%
City of New York New York, GO, Refunding, Series E:
5.00%, 08/01/19(b)	309	324,045
5.00%, 08/01/27	755	792,813
5.00%, 08/01/29	2,000	2,358,830
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 02/15/19(b)	916	956,160
Sub-Series C-3 (AGC), 5.75%, 08/15/28(d)	13,484	14,077,800
Sub-Series I-1, 5.00%, 03/01/36	3,500	3,980,953
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,500	4,032,543
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(d)	9,739	10,676,423
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,000	20,004,216
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	3,645	4,043,386

		61,247,169
Education — 3.7%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,227,115
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A:
5.00%, 07/01/18(b)	6,498	6,590,317

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
5.25%, 07/01/19(b)	$6,000	$6,312,960
5.00%, 07/01/35	5,198	5,708,641

		20,839,033
State — 9.4%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,551,401
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,323,583
4.00%, 10/15/32	8,000	8,787,080
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	7,850	8,223,071
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 03/15/41	1,650	1,796,240
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 02/15/33	6,297	6,423,383
Series A, 5.00%, 03/15/44	5,548	6,313,449
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	4,500	5,312,520
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,001	1,143,910

		51,874,637
Transportation — 7.5%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	3,900	4,470,141
Consolidated, Series 169th, 5.00%, 10/15/25	7,990	8,810,850
Consolidated, Series 169th, 5.00%, 10/15/26	6,000	6,617,970
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	3,940	4,362,397
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	15,000	17,197,575

		41,458,933
Utilities — 6.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	942	956,563
5.75%, 06/15/40	3,151	3,198,792
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	9,900	10,885,842

Security	Par (000)/Shares	Value
Utilities (continued)
Fiscal 2012, Series BB, 5.00%, 06/15/44	$3,991	$4,415,827
Series FF-2, 5.50%, 06/15/40	2,760	2,904,210
State of New York Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, Series 2016 A, 4.00%, 06/15/46	1,488	1,573,181
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	5,998	6,879,210
Restructuring, 5.00%, 12/15/36	3,498	4,073,508
Restructuring, Series B, 4.00%, 12/15/35	2,980	3,195,141

		38,082,274

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.6% (Cost — $205,398,681)		213,502,046

Total Long-Term Investments — 162.4% (Cost — $854,280,937)		898,267,476

Short-Term Securities — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(e)(f)	9,122,347	9,123,259

Total Short-Term Securities — 1.7% (Cost — $9,122,878)		9,123,259

Total Investments — 164.1% (Cost — $863,403,815)		907,390,735
Other Assets Less Liabilities — 1.1%		6,559,440
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.5)%		(113,726,007)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (44.7)%		(247,345,926)

Net Assets Applicable to Common Shares — 100.0%		$552,878,242

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between September 6, 2018 and February 15, 2019, is $12,778,278. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

(f)	During the six months ended January 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 7/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,960,481	5,161,866	9,122,347	$9,123,259	$28,407	$(385)	$(15)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	105	03/20/18	$12,766	$314,141
5-Year U.S. Treasury Note	82	03/29/18	9,406	133,607
Long U.S. Treasury Bond	193	03/20/18	28,528	975,242

				$1,422,990

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,422,990	$—	$1,422,990

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$179,647	$—	$179,647

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,515,007	$—	$1,515,007

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$52,175,344

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$898,267,476	$—	$898,267,476
Short-Term Securities	9,123,259	—	—	9,123,259

	$9,123,259	$898,267,476	$—	$907,390,735

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,422,990	$—	$—	$1,422,990

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(113,374,080)	$—	$(113,374,080)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(361,074,080)	$—	$(361,074,080)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 115.7%

Alabama — 1.0%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$3,605	$3,820,795
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	2,485	2,821,891
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	2,835	3,147,049

		9,789,735
Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,942,053
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	6,450	6,899,500
6.00%, 09/01/19	3,700	3,960,850

		13,802,403
Arizona — 0.3%
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,240,189

California — 10.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,550	1,636,413
Sutter Health, Series B, 5.88%, 08/15/31	3,200	3,509,280
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,625	2,094,658
St. Joseph Health System, Series A, 5.00%, 07/01/37	2,965	3,323,735
California State University, RB, Systemwide, Series A, 5.50%, 05/01/19(a)	1,525	1,602,592
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 04/01/42	4,030	4,446,097
St. Joseph Health System, Series E (AGM), 5.25%, 07/01/18(a)	4,000	4,064,960
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	530	601,730
City of Redding California Electric System Revenue, COP, Refunding Series A, (AGM):
5.00%, 06/01/18(a)	1,100	1,113,574
5.00%, 06/01/30	800	808,856
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	1,160	1,326,332
Series A, 5.00%, 03/01/37	1,275	1,454,584
Series A-1, 5.75%, 03/01/34	2,300	2,544,030
County of Sacramento California, ARB, Senior Series A, 5.00%, 07/01/18(a)	10,000	10,150,000
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	1,830	2,071,066
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/34(b)	5,000	1,892,750
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(b)	5,110	3,254,814
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(b)	5,000	2,775,450

Security	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	$3,975	$3,245,111
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(b)	7,620	3,273,552
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 08/01/33	2,500	2,546,275
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B(b):
0.00%, 08/01/35	7,820	4,124,424
0.00%, 08/01/36	10,000	5,048,000
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C(b):
0.00%, 08/01/37	8,000	3,914,320
0.00%, 08/01/38	12,940	6,042,333
San Diego California Unified School District, GO, CAB, Election of 2008, Series G(b):
0.00%, 07/01/34	1,860	885,155
0.00%, 07/01/35	1,970	880,334
0.00%, 07/01/36	2,960	1,242,164
0.00%, 07/01/37	1,975	778,565
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	3,485	2,231,829
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	1,800	2,006,046
5.00%, 08/01/21	1,600	1,783,152
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,700	2,979,477
5.00%, 10/01/41	2,555	2,824,425
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 04/01/30	10	10,036
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,687,438
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(b)	6,545	3,090,876

		101,264,433
Colorado — 1.0%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,690,215
Rampart Range Metropolitan District No. 1, Refunding RB, (AGM), 5.00%, 12/01/47	1,555	1,772,513
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,263,931

		9,726,659
Florida — 14.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/47	3,915	4,634,655
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	4,535	4,933,445
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,344,880
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 07/01/18(a)	13,100	13,313,792
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(a)	2,250	2,307,915
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	1,873,760

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$2,600	$2,883,556
5.38%, 10/01/32	3,440	3,775,125
County of Miami-Dade Florida, GO, Building Better Communities Program(a):
Series B, 6.38%, 07/01/18	6,000	6,125,700
Series B-1, 5.75%, 07/01/18	3,700	3,768,006
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	5,695	6,659,391
Department, Series B, AMT, 6.25%, 10/01/38	1,165	1,377,461
Department, Series B, AMT, 6.00%, 10/01/42	1,865	2,178,693
Series B, AMT, 6.00%, 10/01/30	1,820	2,115,750
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/18(a)	20,095	20,711,515
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	530	596,298
Miami International Airport, Series A (AGM), 5.50%, 10/01/18(a)	19,020	19,515,091
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	14,360	16,012,262
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	1,675	1,879,685
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 07/01/18(a)	2,800	2,842,812
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	1,550	1,705,419
5.00%, 08/01/47	4,590	5,035,643
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	50	55,685
5.00%, 10/01/31	3,050	3,378,454
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/39	5,135	5,384,304
JEA Electric System Revenue, Refunding RB, Series B, 4.00%, 10/01/37	4,000	4,209,600
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,346,002

		143,964,899
Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	1,405	1,630,460
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	395	433,777
5.00%, 04/01/44	1,775	1,928,573

		3,992,810
Hawaii — 1.5%
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	10,275	10,608,424
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 08/01/27	2,000	2,220,580
5.00%, 08/01/28	1,775	1,964,108

		14,793,112

Security	Par (000)	Value
Illinois — 13.0%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT, Series B, 5.00%, 01/01/31	$2,425	$2,615,799
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	3,035	3,354,676
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 01/01/42	8,285	9,627,833
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	7,555	8,434,855
3rd Lien, Series A, 5.75%, 01/01/39	1,445	1,592,000
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,865	3,203,185
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,764,990
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,402,132
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	655,904
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	8,700	9,682,839
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(a)	5,250	5,610,727
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	985	1,049,843
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	6,940	7,911,600
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	8,500	6,013,495
0.00%, 06/15/32	14,000	7,344,680
0.00%, 12/15/33	20,000	9,688,200
0.00%, 12/15/34	41,880	19,222,082
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	9,430	3,008,359
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	1,700	1,935,093
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 06/01/20	560	604,100
State of Illinois, GO:
5.25%, 07/01/29	3,160	3,350,453
5.25%, 02/01/33	5,860	6,161,028
5.50%, 07/01/33	2,235	2,368,765
5.25%, 02/01/34	5,360	5,632,449
5.50%, 07/01/38	1,200	1,268,844

		125,503,931
Indiana — 2.7%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 08/15/18(a)	5,000	5,103,250
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,216,100
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	1,400	1,502,004
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(a)	5,000	5,209,000
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(a)	565	587,340
5.75%, 01/01/38	2,335	2,422,749
(AGC), 5.25%, 01/01/19(a)	265	274,278
(AGC), 5.50%, 01/01/19(a)	830	860,934

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Indiana (continued)
(AGC), 5.25%, 01/01/29	$1,085	$1,123,290
(AGC), 5.50%, 01/01/38	3,420	3,539,221
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,425	2,610,343

		26,448,509
Iowa — 2.3%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	12,650	13,437,336
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,015	2,130,198
5.70%, 12/01/27	2,010	2,113,555
5.75%, 12/01/28	1,065	1,119,698
5.80%, 12/01/29	1,360	1,428,204
5.85%, 12/01/30	1,415	1,486,868

		21,715,859
Kentucky — 2.0%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	1,000	1,078,320
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.60%, 07/01/39(c)	8,225	7,576,130
Kentucky State Property & Building Commission, Refunding RB, Project No. 93, (AGC):
5.25%, 02/01/19(a)	3,545	3,676,449
5.25%, 02/01/19(a)	5,315	5,512,080
5.25%, 02/01/19(a)	685	710,400
5.25%, 02/01/28	455	471,548

		19,024,927
Louisiana — 2.2%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,309,430
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A (AGM), 5.00%, 12/01/41	1,645	1,879,560
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	772,838
5.00%, 12/01/35	895	1,030,736
5.00%, 12/01/36	805	924,889
5.00%, 12/01/37	1,005	1,152,856
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	8,155	9,077,249
West Baton Rouge Parish School District No. 3, GO, (AGM), 5.00%, 03/01/37	695	802,961

		20,950,519
Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	5,950	6,662,036
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	320	352,323
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,231,428
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	2,235	2,331,306
Series C, 5.35%, 12/01/42	1,710	1,757,487
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	3,495	3,919,503

		18,254,083

Security	Par (000)	Value
Michigan — 5.6%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	$1,075	$1,145,370
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	3,185	3,549,905
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	2,505	2,204,350
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	16,040	17,471,089
Trinity Health Credit Group, 5.00%, 12/01/21(a)	60	67,098
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,330	1,452,333
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18(a)	1,890	1,952,616
Series I, 6.25%, 10/15/18(a)	1,130	1,167,437
Series I, 6.25%, 10/15/38	105	108,448
Series I (AGC), 5.25%, 10/15/24	1,750	1,855,315
Series I (AGC), 5.25%, 10/15/25	3,250	3,445,000
Series I-A, 5.38%, 10/15/36	2,075	2,318,958
Series I-A, 5.38%, 10/15/41	1,900	2,116,904
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,949,565
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,137,750
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,220,843

		54,162,981
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	845	878,555
6.50%, 11/15/38	4,655	4,829,702

		5,708,257
Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series C, 5.00%, 11/15/42	5,000	5,661,000

Nebraska — 0.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 09/01/37	6,825	7,670,140

Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	2,250	2,367,135
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	2,000	2,125,700
(AGM), 5.25%, 07/01/39	5,170	5,494,934

		9,987,769
New Jersey — 8.8%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	4,920	5,455,936
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,930	2,130,874
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	590	629,990
Series WW, 5.25%, 06/15/33	445	484,027
Series WW, 5.00%, 06/15/34	570	609,421
Series WW, 5.00%, 06/15/36	2,635	2,799,898
Series WW, 5.25%, 06/15/40	1,025	1,099,938

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 09/01/24	$6,325	$7,193,929
Series N-1 (NPFGC), 5.50%, 09/01/28	1,685	1,980,802
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	750	812,535
5.50%, 12/01/26	1,085	1,162,512
5.75%, 12/01/28	120	129,594
5.88%, 12/01/33	6,895	7,497,554
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,758,894
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	18,525	8,349,217
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25(b)	8,550	6,397,281
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	4,205	4,671,923
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	2,145	2,370,053
Transportation Program, Series AA, 5.25%, 06/15/33	4,150	4,437,512
Transportation Program, Series AA, 5.00%, 06/15/38	3,990	4,223,694
Transportation System, Series A, 5.50%, 06/15/41	2,980	3,162,883
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	4,000	4,707,840
Transportation System, Series AA, 5.50%, 06/15/39	5,625	6,034,388
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,071,880
Transportation System, Series B, 5.00%, 06/15/42	2,575	2,682,506
Transportation System, Series D, 5.00%, 06/15/32	1,825	1,947,147

		84,802,228
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	1,040	1,163,167

New York — 3.7%
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 01/15/34	7,250	7,534,562
Future Tax Secured Fiscal, Sub-Series E-1, 5.00%, 02/01/37	3,595	4,149,061
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,670,949
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	1,190	1,331,646
5.75%, 02/15/47	730	801,635
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	3,855	4,433,597
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,300	9,117,716
State of New York Dormitory Authority, ERB, Series B, 5.25%, 03/15/19(a)	3,250	3,387,703

		35,426,869
Ohio — 3.5%
American Municipal Power, Inc., RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/41	2,000	2,230,780
American Municipal Power, Inc., Refunding RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/38	2,035	2,275,903

Security	Par (000)	Value
Ohio (continued)
County of Franklin Ohio, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	$6,930	$7,827,574
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	3,000	3,522,150
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,212,422
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	1,950	2,218,086
5.25%, 02/15/33	2,730	3,102,536

		33,389,451
Oregon — 0.5%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/38(c)	425	435,493
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 5.00%, 06/15/36(c)	2,340	2,672,912
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(c)	395	404,417
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(c)	420	429,656
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	2,800	1,238,916

		5,181,394
Pennsylvania — 8.5%
Commonwealth Financing Authority, RB, Series B, 5.00%, 06/01/42	3,305	3,607,936
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 12/31/34	7,115	7,952,507
AMT, 5.00%, 06/30/42	6,805	7,543,002
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	5,850	6,497,888
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	12,945	13,154,321
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	8,075	9,034,794
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	1,998,544
Series A-1, 5.00%, 12/01/41	2,320	2,605,128
Series B, 5.00%, 12/01/40	920	1,032,507
Series C, 5.50%, 12/01/23(a)	1,565	1,868,798
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,142,970
Sub-Series C (AGC), 6.25%, 06/01/18(a)	5,695	5,788,113
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	2,575	2,867,546
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Second Series, 5.00%, 12/01/41	3,940	4,434,785
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	3,500	3,597,370
Series A-1, 5.00%, 12/01/40	2,165	2,422,245

		82,548,454
Rhode Island — 1.8%
Rhode Island Commerce Corp., RB, Airport Corp., Series D:
5.00%, 07/01/41	295	329,506
5.00%, 07/01/46	325	361,507
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	5,515	5,715,581

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	$3,000	$3,040,980
5.00%, 06/01/50	7,465	7,785,398

		17,232,972
South Carolina — 4.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/39	3,600	4,099,320
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	6,530	7,256,854
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,350	10,425,624
Series E, 5.50%, 12/01/53	2,025	2,254,898
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	5,870	6,444,086
(AGM), 5.00%, 12/01/56	7,155	8,004,299

		38,485,081
Texas — 16.0%
City of Houston Texas Combined Utility System Revenue, Refunding RB, 1st Lien:
Series B, 5.00%, 11/15/36	7,110	8,200,816
Combined Series A (AGC), 5.38%, 05/15/19(a)	3,460	3,629,159
Combined Series A (AGC), 6.00%, 05/15/19(a)	5,400	5,706,828
Combined Series A (AGC), 6.00%, 11/15/35	300	317,205
Combined Series A (AGC), 5.38%, 11/15/38	190	198,865
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	7,450	8,598,194
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	1,450	1,620,027
County of Bexar Texas, GO, Refunding, 5.00%, 06/15/43	3,335	3,790,961
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	5,810	2,707,634
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,339,927
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 02/15/18(a)	10,000	10,018,500
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	10,980	11,939,213
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,148,268
5.00%, 11/01/35	5,000	5,344,800
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 5.80%, 10/01/46(c)	5,815	5,453,656
Grand Prairie ISD, GO, Refunding, CAB, 0.00%, 08/15/18(a)(b)	10,000	5,092,100
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	9,685	4,011,624
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Children’s Health System, Series A, 4.00%, 08/15/40	1,875	1,919,831
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(b)	24,100	6,571,347
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/19(a)	5,100	5,308,386
1st Tier System, Series A, 6.00%, 01/01/28	1,175	1,222,141
1st Tier-Series A, 5.00%, 01/01/43	7,000	8,005,410
2nd Tier-Series B, 5.00%, 01/01/43	9,470	10,611,040

Security	Par (000)	Value
Texas (continued)
Series A, 5.00%, 01/01/39	$5,065	$5,705,368
Series B, 5.00%, 01/01/40	1,710	1,882,368
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	680	303,906
0.00%, 09/15/36	12,195	5,133,120
0.00%, 09/15/37	8,730	3,456,294
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,665	1,821,876
5.00%, 12/15/32	3,930	4,294,665
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	3,630	3,990,278
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	11,345	12,436,616

		154,780,423
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	3,490	3,945,550

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Senior Lien, Series A, 5.50%, 07/01/57(d)	11,740	13,869,519

Washington — 2.3%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	2,830	3,142,376
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	1,000	1,103,710
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,880,352
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,531,598
Multicare Health System, Series B, 4.00%, 08/15/41	9,000	9,224,550

		21,882,586
Wisconsin — 1.0%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 03/01/46	560	624,086
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	3,921,502
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	5,000	5,007,450

		9,553,038

Total Municipal Bonds — 115.7% (Cost — $1,044,944,121)		1,117,922,947

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 1.1%
Arizona School Facilities Board, COP, (AGC), 5.13%, 09/01/18(a)(f)	10,000	10,213,800

California — 4.9%
California State University, RB, Systemwide, Series A (AGM):
5.00%, 05/01/18(a)(f)	7,793	7,866,168
5.00%, 11/01/33	204	205,836

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
City of Riverside California Electric Revenue, RB, Issue D (AGM), 5.00%, 10/01/38	$20,000	$20,427,150
County of San Diego California Water Authority Financing Corp., COP, Refunding Series A (AGM)(a):
5.00%, 05/01/18	1,554	1,568,893
5.00%, 05/01/18	7,816	7,887,967
Los Angeles Community College District California, GO, Refunding Election of 2008, Series A, 6.00%, 08/01/19(a)	5,248	5,603,593
San Diego Community College District California, GO, Election of 2002, 5.25%, 08/01/19(a)	1,047	1,105,770
University of California, RB, Series O, 5.75%, 05/15/19(a)	2,205	2,327,316

		46,992,693
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(f)	2,469	2,568,924

Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,423,774

District of Columbia — 1.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	2,594	2,773,646
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(f)	4,277	4,404,745
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,655,995

		14,834,386
Florida — 6.3%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,849,810
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	11,510,519
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,840	5,318,990
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	11,701	12,713,966
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	12,013	12,712,164
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	7,880	8,956,211

		61,061,660
Illinois — 4.5%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	3,499	3,674,664
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 07/01/18(a)	10,000	10,204,350
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	10,000	11,192,793
Series A, 5.00%, 01/01/38	5,836	6,488,100
Series A, 5.00%, 01/01/40	7,621	8,538,690
Series B, 5.00%, 01/01/40	2,939	3,298,491

		43,397,088
Kansas — 1.7%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	13,470	16,168,357

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,204	4,743,375

Michigan — 0.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,591	6,183,133

Security	Par (000)	Value
Michigan (continued)
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	$2,410	$2,725,445

		8,908,578
Nevada — 1.7%
County of Clark Nevada Water Reclamation District, GO, Series B(a):
5.50%, 07/01/19	510	538,056
5.75%, 07/01/19	4,813	5,096,270
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	9,840	11,308,546

		16,942,872
New Jersey — 2.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,320	2,653,198
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	11,902,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	4,961	5,239,475

		19,795,273
New York — 8.8%
City of New York New York Water & Sewer System, Refunding RB:
Series DD, 5.00%, 06/15/35	4,740	5,457,130
Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	15,521	17,444,562
Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 06/15/18(a)	2,586	2,615,013
Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 06/15/37	14,981	15,150,023
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,397,583
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,280	4,911,504
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	14,280	15,992,779
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,410,528
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34(f)	4,500	4,635,360

		85,014,482
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 04/28/18(a)	4,990	5,033,463
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	1,520	1,575,290

		6,608,753
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	2,862,733

Texas — 5.9%
Aldine Independent School District, GO, Refunding, (PSF-GTD), 5.00%, 02/15/42	9,701	11,185,177
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,798	1,986,719
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	9,840	11,122,373

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	$8,868	$9,629,506
Friendswood Independent School District, GO, Schoolhouse (PSF-GTD), 5.00%, 02/15/18(a)	12,955	12,972,234
Texas State University Systems, Refunding RB, 5.25%, 03/15/18(a)	10,000	10,046,650

		56,942,659
Virginia — 0.4%
University of Virginia, Refunding RB, GO, 5.00%, 06/01/18(a)	3,944	3,991,280

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	9,621,292

Wisconsin — 2.7%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(a)	14,780	15,600,660
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 04/01/42	2,490	2,670,911
Series C, 5.25%, 04/01/19(a)(f)	7,459	7,779,656

		26,051,227

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.7% (Cost — $429,282,562)		441,143,206

Total Long-Term Investments — 161.4% (Cost — $1,474,226,683)		1,559,066,153

Security	Shares	Value
Short-Term Securities — 2.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(g)(h)	19,884,259	$19,886,247

Total Short-Term Securities — 2.1% (Cost — $ 19,885,347)		19,886,247

Total Investments — 163.5% (Cost — $1,494,112,030)		1,578,952,400
Other Assets Less Liabilities — 0.5%		5,390,860
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2)%		(262,441,097)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (36.8)%		(355,932,994)

Net Assets Applicable to Common Shares — 100.0%		$965,969,169

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 6, 2018 to November 1, 2019, is $32,233,114. See Note 4 of the Notes to Financial Statements for details.
(g)	Annualized 7-day yield as of period end.

(h)	During the six months ended January 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10,345,820	9,538,439	19,884,259	$19,886,247	$90,081	$(682)	$(1,642)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	132	03/20/18	$16,048	$391,099
Long U.S. Treasury Bond	454	03/20/18	67,107	2,142,317
5-Year U.S. Treasury Note	73	03/29/18	8,374	112,395

				$2,645,811

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$2,645,811	$—	$2,645,811

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$55,219	$—	$55,219

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,795,770	$—	$2,795,770

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$84,836,621

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,559,066,153	$—	$1,559,066,153
Short-Term Securities	19,886,247	—	—	19,886,247

Total Investments	$19,886,247	$1,559,066,153	$—	$1,578,952,400

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,645,811	$—	$—	$2,645,811

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(261,616,551)	$—	$(261,616,551)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(618,016,551)	$—	$(618,016,551)

During the six months ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2018

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$498,494,085	$880,201,457	$898,267,476	$1,559,066,153
Investments at value — affiliated(b)	433,444	2,449,172	9,123,259	19,886,247
Cash pledged for futures contracts	243,800	755,750	654,350	1,314,600
Receivables:
Interest — unaffiliated	5,516,410	12,962,025	8,923,975	17,135,129
Investments sold	2,402,912	—	50,000	11,680,800
Variation margin on futures contracts	9,250	16,688	—	17,375
Dividends — affiliated	4,569	1,246	5,421	17,250
Prepaid expenses	13,621	19,517	22,100	36,727

Total assets	507,118,091	896,405,855	917,046,581	1,609,154,281

ACCRUED LIABILITIES
Bank overdraft	189,485	98,868	279,579	253,390
Payables:
Income dividends — Common Shares	1,441,329	2,012,735	1,880,363	3,986,557
Investment advisory fees	225,403	381,943	390,503	674,777
Interest expense and fees	145,865	744,520	351,927	824,546
Variation margin on futures contracts	29,750	103,251	62,812	198,625
Directors’ and Officer’s fees	3,788	281,890	296,623	510,079
Investments purchased	—	—	—	18,907,017
Other accrued expenses	120,716	161,009	186,526	280,576

Total accrued liabilities	2,156,336	3,784,216	3,448,333	25,635,567

OTHER LIABILITIES
TOB Trust Certificates	62,821,330	195,462,579	113,374,080	261,616,551
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	131,000,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	166,233,927	247,345,926	355,932,994

Total other liabilities	193,821,330	361,696,506	360,720,006	617,549,545

Total liabilities	195,977,666	365,480,722	364,168,339	643,185,112

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$311,140,425	$530,925,133	$552,878,242	$965,969,169

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$296,730,542	$493,038,423	$527,849,631	$904,656,842
Undistributed net investment income	1,016,490	557,264	2,279,652	6,145,908
Accumulated net realized loss	(15,935,213)	(2,020,111)	(22,660,951)	(32,319,762)
Net unrealized appreciation (depreciation)	29,328,606	39,349,557	45,409,910	87,486,181

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$311,140,425	$530,925,133	$552,878,242	$965,969,169

Net asset value, per Common Share	$13.82	$15.43	$13.97	$14.17

(a) Investments at cost — unaffiliated	$469,681,274	$842,430,894	$854,280,937	$1,474,226,683
(b) Investments at cost — affiliated	$433,444	$2,449,155	$9,122,878	$19,885,347
(c) Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Common Shares outstanding, par value $0.10 per share	22,520,759	34,405,717	39,586,584	68,150,681
(f) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See notes to financial statements.

39	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2018

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Interest — unaffiliated	$11,368,433	$17,402,840	$17,458,930	$33,807,124
Dividends — affiliated	10,773	12,218	28,407	90,081

Total investment income	11,379,206	17,415,058	17,487,337	33,897,205

EXPENSES
Investment advisory	1,417,324	2,274,237	2,329,311	4,032,136
Professional	42,486	58,127	64,537	97,416
Accounting services	38,620	56,853	58,740	84,081
Transfer agent	15,844	16,916	20,283	37,185
Directors and Officer	15,242	31,639	33,046	57,350
Custodian	11,598	16,937	18,811	29,239
Printing	5,309	5,741	5,915	7,541
Registration	4,027	5,698	6,536	11,581
Rating agency	20,677	20,706	20,770	20,856
Miscellaneous	15,562	18,426	21,683	29,085

Total expenses excluding interest expense, fees and amortization of offering costs	1,586,689	2,505,280	2,579,632	4,406,470
Interest expense, fees and amortization of offering costs(a)	1,839,936	3,185,140	3,297,358	5,538,086

Total expenses	3,426,625	5,690,420	5,876,990	9,944,556
Less fees waived by the Manager	(64,639)	(1,521)	(3,085)	(9,575)

Total expenses after fees waived	3,361,986	5,688,899	5,873,905	9,934,981

Net investment income	8,017,220	11,726,159	11,613,432	23,962,224

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	165,117	(12,805)	1,106,074	1,677,363
Investments — affiliated	1,013	(1,986)	(2,752)	(6,447)
Futures contracts	296,251	420,826	179,647	55,219
Capital gain distributions from investment companies — affiliated	846	498	2,367	5,765

	463,227	406,533	1,285,336	1,731,900

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,720,001)	(11,642,197)	(13,365,433)	(22,212,982)
Investments — affiliated	—	(37)	(15)	(1,642)
Futures contracts	536,803	1,655,310	1,515,007	2,795,770

	(8,183,198)	(9,986,924)	(11,850,441)	(19,418,854)

Net realized and unrealized loss	(7,719,971)	(9,580,391)	(10,565,105)	(17,686,954)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$297,249	$2,145,768	$1,048,327	$6,275,270

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUE		MCA
	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,017,220	$16,780,598	$11,726,159	$25,202,616
Net realized gain (loss)	463,227	1,224,001	406,533	(3,261)
Net change in unrealized appreciation (depreciation)	(8,183,198)	(20,793,364)	(9,986,924)	(32,315,965)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	297,249	(2,788,765)	2,145,768	(7,116,610)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,647,981)	(17,291,692)	(12,523,681)	(26,836,468)
From net realized gain	—	—	—	(1,659,457)

Decrease in net assets resulting from distributions to shareholders	(8,647,981)	(17,291,692)	(12,523,681)	(28,495,925)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	78,607	—	—	151,954

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(8,272,125)	(20,080,457)	(10,377,913)	(35,460,581)
Beginning of period	319,412,550	339,493,007	541,303,046	576,763,627

End of period	$311,140,425	$319,412,550	$530,925,133	$541,303,046

Undistributed net investment income, end of period	$1,016,490	$1,647,251	$557,264	$1,354,786

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets  (continued)

	MYN		MYI
	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,613,432	$25,426,197	$23,962,224	$52,485,913
Net realized gain	1,285,336	3,142,849	1,731,900	3,162,460
Net change in unrealized appreciation (depreciation)	(11,850,441)	(35,166,270)	(19,418,854)	(69,166,719)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,048,327	(6,597,224)	6,275,270	(13,518,346)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(12,371,916)	(25,728,944)	(26,857,387)	(55,560,635)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	957,599	1,440,983

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(11,323,589)	(32,326,168)	(19,624,518)	(67,637,998)
Beginning of period	564,201,831	596,527,999	985,593,687	1,053,231,685

End of period	$552,878,242	$564,201,831	$965,969,169	$985,593,687

Undistributed net investment income, end of period	$2,279,652	$3,038,136	$6,145,908	$9,041,071

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2018

	MUE	MCA	MYN	MYI

CASH PROVIDED BY OPERATION ACTIVITIES
Net increase in net assets resulting from operations	$297,249	$2,145,768	$1,048,327	$6,275,270
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	41,936,188	95,358,431	54,588,453	152,283,731
Purchases of long-term investments	(42,688,516)	(96,814,574)	(52,352,442)	(150,607,407)
Net proceeds from sales (purchases) of short-term securities	(104,908)	(1,905,402)	(5,163,961)	(9,544,378)
Amortization of premium and accretion of discount on investments and other fees	1,002,761	2,984,889	2,753,154	114,377
Net realized gain (loss) on investments	(166,130)	14,791	(1,103,322)	(1,670,916)
Net unrealized loss on investments	8,720,001	11,642,234	13,365,448	22,214,624
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(42,000)	(156,000)	78,000	(148,000)
Receivables:
Interest — unaffiliated	(108,808)	(211,528)	(228,106)	(460,541)
Dividends — affiliated	(4,454)	4,329	(823)	(7,941)
Variation margin on futures contracts	1,766	16,078	39,641	51,664
Prepaid expenses	3,923	2,127	533	(4,878)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(225,756)	(370,406)	(382,126)	(652,343)
Interest expense and fees	41,030	203,719	91,853	214,731
Decrease in Directors’ and Officer’s fees	(723)	(5,377)	(5,797)	(9,834)
Variation margin on futures contracts	29,750	103,251	62,812	198,625
Other accrued expenses	(86,486)	(114,284)	(106,956)	(160,212)

Net cash provided by operating activities	8,604,887	12,898,046	12,684,688	18,086,572

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	1,277,500	16,804,998	—	18,255,882
Repayments of TOB Trust Certificates	(1,297,488)	(16,829,999)	—	(9,569,828)
Proceeds from Loan for TOB Trust Certificates	1,277,500	—	—	1,184,828
Repayments of Loan for TOB Trust Certificates	(1,277,500)	—	—	(1,184,828)
Cash dividends paid to Common Shareholders	(8,569,019)	(12,747,317)	(12,629,229)	(26,542,999)
Decrease in bank overdraft	(15,880)	(131,495)	(63,129)	(239,711)
Amortization of deferred offering costs	—	5,767	7,670	10,084

Net cash used for financing activities	(8,604,887)	(12,898,046)	(12,684,688)	(18,086,572)

CASH
Net increase in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,798,906	$2,975,654	$3,197,835	$5,313,271

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	78,607	—	—	957,599

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	MUE
	Six Months Ended 01/31/18 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.19		$15.08	$14.48	$14.42	$13.27	$15.18

Net investment income(a)	0.36		0.75	0.78	0.80	0.82	0.81
Net realized and unrealized gain (loss)	(0.35)		(0.87)	0.63	0.09	1.18	(1.87)

Net increase (decrease) from investment operations	0.01		(0.12)	1.41	0.89	2.00	(1.06)

Distributions to Common Shareholders from net investment income(b)	(0.38)		(0.77)	(0.81)	(0.83)	(0.85)	(0.85)

Net asset value, end of period	$13.82		$14.19	$15.08	$14.48	$14.42	$13.27

Market price, end of period	$12.91		$14.17	$14.94	$13.13	$12.94	$12.32

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.14	%(d)	(0.50)%	10.33%	6.84%	16.19%	(7.41)%

Based on market price	(6.32	)%(d)	0.29%	20.55%	7.96%	12.30%	(16.08)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.14	%(e)	1.96%	1.56%	1.50%	1.61%	1.66%

Total expenses after fees waived	2.10	%(e)	1.92%	1.55%	1.49%	1.56%	1.60%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs(f)	0.95	%(e)	0.95%	0.95%	0.96%	0.95%	0.97%

Net investment income to Common Shareholders	5.01	%(e)	5.21%	5.32%	5.41%	6.01%	5.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$311,140		$319,413	$339,493	$325,911	$324,563	$298,707

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$337,512		$343,826	$359,155	$348,787	$347,758	$328,021

Borrowings outstanding, end of period (000)	$62,821		$62,841	$57,549	$51,795	$52,497	$81,123

Portfolio turnover rate	8%		19%	15%	13%	28%	40%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MCA
	Six Months Ended 01/31/18 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.73		$16.77	$16.11	$16.14	$14.83	$16.60

Net investment income(a)	0.34		0.73	0.81	0.83	0.87	0.88
Net realized and unrealized gain (loss)	(0.28)		(0.94)	0.70	0.02	1.35	(1.74)

Net increase (decrease) from investment operations	0.06		(0.21)	1.51	0.85	2.22	(0.86)

Distributions to Common Shareholders:(b)
From net investment income	(0.36)		(0.78)	(0.85)	(0.88)	(0.91)	(0.91)
From net realized gain	—		(0.05)	—	—	—	—

Total distributions	(0.36)		(0.83)	(0.85)	(0.88)	(0.91)	(0.91)

Net asset value, end of period	$15.43		$15.73	$16.77	$16.11	$16.14	$14.83

Market price, end of period	$14.02		$15.18	$16.75	$14.71	$14.37	$13.66

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.52	%(d)	(0.92)%	9.84%	5.76%	16.04%	(5.41)%

Based on market price	(5.36	)%(d)	(4.26)%	20.15%	8.47%	12.16%	(12.83)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.09	%(e)	1.91%	1.46%	1.32%	1.40%	1.48%

Total expenses after fees waived	2.09	%(e)	1.91%	1.46%	1.32%	1.40%	1.48%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs(f)	0.92	%(e)	0.92%	0.89%	0.86%	0.90%	0.92%

Net investment income to Common Shareholders	4.30	%(e)	4.64%	4.94%	5.09%	5.63%	5.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$530,925		$541,303	$576,764	$554,060	$555,127	$510,018

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$418,874		$425,107	$446,404	$432,769	$433,410	$406,317

Borrowings outstanding, end of period (000)	$195,463		$195,488	$176,433	$172,574	$127,397	$188,185

Portfolio turnover rate	9%		37%	23%	36%	15%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights

(For a share outstanding throughout each period)

	MYN
	Six Months Ended 01/31/18 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.25		$15.07	$14.16	$14.09	$13.17	$15.07

Net investment income(a)	0.29		0.64	0.70	0.75	0.78	0.83
Net realized and unrealized gain (loss)	(0.26)		(0.81)	0.94	0.09	0.97	(1.88)

Net increase (decrease) from investment operations	0.03		(0.17)	1.64	0.84	1.75	(1.05)

Distributions to Common Shareholders from net investment income(b)	(0.31)		(0.65)	(0.73)	(0.77)	(0.83)	(0.85)

Net asset value, end of period	$13.97		$14.25	$15.07	$14.16	$14.09	$13.17

Market price, end of period	$12.55		$13.26	$14.40	$13.13	$12.71	$12.34

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.41	%(d)	(0.69)%	12.19%	6.54%	14.21%	(7.33)%

Based on market price	(3.06	)%(d)	(3.29)%	15.60%	9.52%	9.95%	(13.40)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07	%(e)	1.93%	1.51%	1.44%	1.50%	1.53%

Total expenses after fees waived	2.07	%(e)	1.93%	1.50%	1.44%	1.50%	1.53%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs(f)	0.91	%(e)	0.92%	0.89%	0.89%	0.91%	0.91%

Net investment income to Common Shareholders	4.09	%(e)	4.52%	4.79%	5.22%	5.82%	5.59%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$552,878		$564,202	$596,528	$560,372	$557,606	$521,263

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$323,205		$327,776	$340,827	$326,230	$325,114	$310,441

Borrowings outstanding, end of period (000)	$113,374		$113,374	$112,712	$93,113	$89,734	$108,615

Portfolio turnover rate	6%		13%	15%	20%	18%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MYI
	Six Months Ended 01/31/18 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.48		$15.49	$14.79	$14.84	$13.64	$15.32

Net investment income(a)	0.35		0.77	0.84	0.87	0.89	0.89
Net realized and unrealized gain (loss)	(0.27)		(0.96)	0.74	(0.03)	1.18	(1.70)

Net increase (decrease) from investment operations	0.08		(0.19)	1.58	0.84	2.07	(0.81)

Distributions to Common Shareholders from net investment income(b)	(0.39)		(0.82)	(0.88)	(0.89)	(0.87)	(0.87)

Net asset value, end of period	$14.17		$14.48	$15.49	$14.79	$14.84	$13.64

Market price, end of period	$12.77		$14.66	$15.63	$14.04	$13.46	$12.80

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.64	%(d)	(1.02)%	11.08%	6.12%	16.23%	(5.66)%

Based on market price	(10.41	)%(d)	(0.69)%	18.07%	11.06%	12.35%	(14.21)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.00	%(e)	1.85%	1.45%	1.39%	1.47%	1.43%

Total expenses after fees waived	2.00	%(e)	1.84%	1.45%	1.39%	1.47%	1.43%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs(f)	0.88	%(e)	0.89%	0.88%	0.88%	0.91%	0.89%

Net investment income to Common Shareholders	4.82	%(e)	5.30%	5.60%	5.78%	6.35%	5.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$965,969		$985,594	$1,053,232	$1,003,621	$1,007,291	$925,812

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$371,035		$376,541	$395,520	$381,600	$382,629	$359,768

Borrowings outstanding, end of period (000)	$261,617		$252,930	$261,803	$244,245	$262,507	$287,426

Portfolio turnover rate	10%		16%	10%	11%	15%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRockMuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRockMuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRockMuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRockMuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the directors’ and officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA, MYN and MYI’s management believes that the funds’ restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$331,392	$137,574	$49,130	$518,096
MCA	1,018,690	453,298	136,951	1,608,939
MYN	594,807	261,761	91,912	948,480
MYI	1,363,687	594,367	192,250	2,150,304

For the six months ended January 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$112,418,339	$62,821,330	1.17% - 1.34%	$62,744,468	1.64%
MCA	407,603,095	195,462,579	1.17% - 1.36%	194,777,905	1.64
MYN	213,502,046	113,374,080	1.18% - 1.31%	103,374,080	1.66
MYI	441,143,206	261,616,551	1.17% - 1.80%	257,355,434	1.66

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2018.

For the six months ended January 31, 2018, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUE	$—	—%	$83,315	0.78%
MYI	—	—	38,636	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$1,031	$1,521	$3,085	$9,575

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2018, there were no such fees waived by the Manager.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018 the waiver was $63,608.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$39,067,967	$84,417,944	$52,352,441	$169,514,424
Sales	44,339,098	95,358,431	51,866,943	163,964,531

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MYN	MYI
No expiration date(a)	$9,520,478	$17,179,778	$229,581
2018	6,013,130	3,370,191	26,460,028
2019	—	1,287,746	—

	$15,533,608	$21,837,715	$26,689,609

(a)	Must be utilized prior to losses subject to expiration.

As of January 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$407,584,365	$649,799,176	$750,521,050	$1,236,000,383

Gross unrealized appreciation	$30,048,143	$39,927,597	$47,688,093	$90,389,009
Gross unrealized depreciation	(1,010,514)	(959,746)	(2,769,498)	(6,407,732)

Net unrealized appreciation (depreciation)	$29,037,629	$38,967,851	$44,918,595	$83,981,277

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE and MYI invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUE	MCA	MYI
Six Months Ended January 31, 2018	5,535	—	65,843
Year Ended July 31, 2017	—	9,066	95,522

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2018 and the year ended July 31, 2017, shares issued and outstanding remained constant for MYN.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	247,700,000	5/01/41
MYI	5/19/11	3,564	356,400,000	6/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and its respective liquidity provider is for a 364 day term and is scheduled to expire on July 5, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, MCA’s and MYN’s VRDP Shares were assigned a long-term rating of Aa2 and MYI’s VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a longterm rating of AAA from Fitch.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	1.88%	1.88%	1.89%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, each of the VRDP Funds commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period has been extended each year for an additional one year term and is currently set to expire on June 20, 2018. Prior to June 20, 2018, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended January 31, 2018, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MUE may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of MUE were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUE	12/16/11	1,310	$131,000,000	1/02/19

Redemption Terms: MUE is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MUE’s VMTP Shares will be extended further or that MUE’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MUE is required to begin to segregate liquid assets with MUE’s custodian to fund the redemption. In addition, MUE is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MUE’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MUE fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2018, the average annualized dividend rate for MUE’s VMTP Shares was 2.01%.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2018, VMTP Shares issued and outstanding of MUE remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares, with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$1,321,840	$—
MCA	1,570,434	5,767
MYN	2,341,208	7,670
MYI	3,377,698	10,084

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUE	$0.0640	$0.0540	VMTP	W-7	$204,755
MCA	0.0585	0.0520	VRDP	W-7	244,276
MYN	0.0475	0.0475	VRDP	W-7	363,406
MYI	0.0585	0.0585	VRDP	W-7	522,883

(a)	Net investment income dividend paid on March 1, 2018 to Common Shareholders of record on February 15, 2018.
(b)	Net investment income dividend declared on March 1, 2018, payable to Common Shareholders of record on March 15, 2018.
(c)	Dividends declared for period February 1, 2018 to February 28, 2018.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Funds.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Director of the Funds.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Accounting Agent and Custodian	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
State Street Bank and Trust Company	The Bank of New York Mellon
Boston, MA 02111	New York, NY 10286

VRDP Liquidity Provider
Citibank, N.A.
New York, NY 10179

VRDP Remarketing Agent
Citigroup Global Markets Inc.
New York, NY 10179

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	57

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	59

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
SRF	State Revolving Fund

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-1/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund III, Inc.

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Quality Fund III, Inc.

Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Quality Fund III, Inc.

Date: April 4, 2018

By:	/s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniYield Quality Fund III, Inc.

Date: April 4, 2018

4